OMB APPROVAL
OMB Number: 3235-0578
Expires: April 30, 2013
Estimated average burden hours per response: 5.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-05845
Invesco Van Kampen Senior Loan Fund
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices)   (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 11/30/11

Item 1. Schedule of Investments.

Invesco Van Kampen Senior Loan Fund
Quarterly Schedule of Portfolio Holdings
November 30, 2011

invesco.com/us     VK-SLO-QTR-1 11/11     Invesco Advisers, Inc.

Schedule of Investments
November 30, 2011
(Unaudited)

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Variable Rate Senior Loan Interests—104.11%(a)(b)
Aerospace & Defense—3.13%
ARINC Inc., Second Lien Term Loan (Acquired 1/10/11; Cost $1,842,870)	6.26%	10/25/15	$1,892	$1,860,876
DynCorp International LLC, Term Loan B	6.25%	07/07/16	2,070	2,036,031
IAP Worldwide Services, Inc.,
PIK First Lien Term Loan (c)	9.25%	12/28/12	5,902	5,518,432
Second Lien Term Loan	13.50%	06/28/13	2,634	2,756,050
Sequa Corp.,
Incremental Term Loan	7.00%	12/03/14	1,266	1,267,289
Term Loan	3.63%	12/03/14	5,189	5,022,958
SI Organization, Inc. (The), Term Loan B	4.50%	11/22/16	1,258	1,214,201
TASC, Inc., Term Loan B	4.50%	12/18/15	4,069	3,991,708
Wyle Services Corp., Term Loan B	5.75%	03/27/17	2,301	2,249,979

				25,917,524

Air Transport—0.48%
Delta Air Lines, Inc. Term Loan B	4.25%	03/07/16	4,238	4,005,305

Automotive—2.84%
Federal-Mogul Corp.,
Term Loan B	2.19%	12/29/14	4,532	4,206,721
Term Loan C	2.19%	12/28/15	2,886	2,678,131
Hertz Corp. (The), Synthetic LOC	3.75%	03/09/18	1,367	1,286,483
KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	7,042	6,980,702
Key Safety Systems, Inc., First Lien Term Loan	2.51%	03/08/14	3,899	3,626,133
Metaldyne Co. LLC, Term Loan B	5.25%	05/18/17	2,085	2,064,587
Performance Transportation Services,
LOC (Acquired 02/23/07-07/17/07; Cost $500,308) (d)(e)(f)	3.25%	01/26/12	500	60,037
Term Loan (Acquired 02/23/07; Cost $343,558) (d)(e)(f)	7.50%	01/26/12	344	41,227
Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.80%	07/31/14	219	318,215
Initial Term Loan	2.80%	07/31/14	1,531	2,221,725

				23,483,961

Beverage & Tobacco—1.24%
DS Waters Enterprises, L.P., Term Loan B	2.51%	10/27/12	7,067	6,543,329
Dsw Holdings, Inc., Term Loan	4.25%	03/02/12	4,050	3,746,250

				10,289,579

Building & Development—5.10%
Axia Acquisition Corp.,
PIK Second Lien Term Loan A (Acquired 05/30/08-09/30/11; Cost $2,014,927) (c)	11.00%	03/11/16	715	553,768
Second Lien Term Loan B (Acquired 05/30/08; Cost $3,676,895)	5.00%	03/12/16	1,279	990,870
Building Materials Holding Corp., PIK Second Lien Term Loan (Acquired 09/10/07-10/31/11; Cost $2,656,619) (c)	8.00%	01/05/15	1,800	1,602,237
Capital Automotive L.P., Term Loan B	5.00%	03/10/17	9,633	9,422,346
CB Richard Ellis Services, Inc., Term Loan D	3.75%	09/04/19	4,343	4,244,818
Champion Opco LLC, PIK Term Loan (c)	10.50%	12/31/13	1,110	937,892
Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	3,080	2,995,051
El Ad IDB Las Vegas, LLC, Tranche A1 Term Loan (Acquired 08/31/07; Cost $2,500,000)	3.00%	08/09/12	2,500	1,437,500
Ginn-LA CS Borrower, LLC,
First Lien Term Loan (Acquired 6/13/06; Cost $6,737,143) (d)(g)	6.20%	06/08/11	6,737	522,129
First Lien Tranche A Credit Linked Deposit (Acquired 6/13/06; Cost $3,142,857) (d)(g)	7.75%	06/08/11	3,143	243,571
Kyle Acquisition Group, LLC,
Term Loan B (Acquired 01/06/07-09/24/07; Cost $6,740,357) (d)(g)	5.75%	07/20/09	6,657	499,286
Term Loan C (Acquired 10/13/06-09/24/07; Cost $3,157,346) (d)(g)	4.00%	07/20/11	3,143	235,714
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Building & Development—(continued)
Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/19/10-11/23/11; Cost $166,160) (c)(h)	12.11%	12/31/12	$166	$164,499
Term Loan	5.00%	04/30/12	43	42,547
Nortek, Inc., Term Loan	5.25%	04/26/17	2,375	2,325,131
November 2005 Land Investors, LLC, Second Lien Term Loan (Acquired 06/26/06-10/29/10; Cost $1,693,450) (d)(e)	5.25%	05/09/12	1,660	12,531
RE/MAX International, Inc., Term Loan	5.50%	04/15/16	645	636,488
Realogy Corp.,
Extended LOC	4.44%	10/10/16	675	602,798
Extended Term Loan	4.69%	10/10/16	14,469	12,917,770
LOC	3.20%	10/10/13	651	606,854
Tamarack Resorts LLC,
Term Loan (Acquired 11/03/08-05/01/09; Cost $331,268) (d)(g)	20.25%	07/02/09	331	298,555
Tranche A Credit Lined Note (Acquired 06/09/06; Cost $1,600,000) (d)(g)	8.05%	05/19/11	1,600	56,000
Tranche B Term Loan (Acquired 06/09/06; Cost $2,364,000) (d)(g)	7.50%	05/19/11	2,364	82,740
WCI Communities, Inc., PIK Term Loan (c)	10.03%	09/02/16	763	734,138

				42,165,233

Business Equipment & Services—8.48%
Affinion Group, Inc., Term Loan B	5.00%	10/10/16	7,166	6,569,518
Asurion LLC,
First Lien Term Loan	5.50%	05/24/18	9,004	8,722,751
Second Lien Term Loan	9.00%	05/24/19	5,575	5,389,330
Bright Horizons Family Solutions, Inc.,
Revolver Loan (h)	0.94%	05/28/14	496	473,050
Term Loan B	4.26%	05/28/15	2,387	2,351,026
Brock Holdings III, Inc., Term Loan B	6.00%	03/16/17	2,878	2,774,544
Emdeon, Inc., Term Loan B	6.75%	11/02/18	3,058	3,074,355
First Data Corp.,
Delayed Draw Term Loan (Acquired 01/20/11; Cost $1,589,916)	3.01%	09/24/14	1,676	1,520,596
Term Loan B1	3.01%	09/24/14	601	534,810
Term Loan B2	3.01%	09/24/14	9,819	8,733,946
Term Loan B3	3.01%	09/24/14	795	707,497
Hillman Cos., Inc., Term Loan B	5.00%	05/27/16	92	91,089
iPayment, Inc., Term Loan B	5.75%	05/08/17	4,363	4,293,783
Kronos, Inc., Second Lien Term Loan	6.12%	06/11/15	3,106	2,932,553
Mitchell International, Inc., Second Lien Term Loan	5.63%	03/30/15	3,897	3,646,653
NCO Group, Inc., Term Loan B	8.00%	05/15/13	6,776	6,746,268
Nielsen Finance LLC, Class C Term Loan	3.50%	05/02/16	979	953,973
SkillSoft Corp., Tranche C Term Loan	6.50%	05/26/17	193	191,574
SMG Holdings, Inc., Term Loan B (Acquired 01/10/08; Cost $1,859,257)	3.36%	07/27/14	1,886	1,867,040
Sungard Data Systems, Inc.,
Incremental Term Loan (Acquired 06/01/09; Cost $1,071,913)	3.75%	02/28/14	1,072	1,070,573
Tranche B	3.98%	02/26/16	7,612	7,459,341

				70,104,270

Cable & Satellite Television—4.12%
AMC Networks Inc., Term Loan B	4.00%	12/31/18	970	966,942
BBHI Acquisition LLC, Term Loan B	4.50%	12/14/17	1,482	1,454,391
CCO Holdings, LLC, Third Lien Term Loan	2.76%	09/05/14	10,000	9,625,000
Cequel Communications, LLC, Term Loan	2.25%	11/05/13	2,096	2,072,292
Charter Communications Operating, LLC, Extended Term Loan	3.62%	09/06/16	1,334	1,314,334
Knology Inc., Term Loan B	4.00%	08/18/17	3,599	3,522,898
MCC Iowa LLC,
Tranche D-1 Term Loan	1.95%	01/30/15	1,150	1,088,737
Tranche D-2 Term Loan	1.95%	01/30/15	1,891	1,789,700
Mediacom Broadband LLC, Tranche F Term Loan	4.50%	10/23/17	1,451	1,417,296
Mediacom Illinois, LLC,
Tranche C Term Loan	1.95%	01/30/15	1,524	1,439,418
Tranche D Term Loan	5.50%	03/31/17	2,139	2,114,941
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Cable & Satellite Television—(continued)
Mediacom LLC, Tranche E Term Loan	4.50%	10/23/17	$2,060	$2,006,464
NDS Finance Ltd. (United Kingdom), Term Loan B	4.00%	03/12/18	1,784	1,759,229
UPC Financing Partnership (Netherlands),
Term Loan	4.75%	12/29/17	1,008	990,673
Term Loan X	3.75%	12/29/17	500	487,250
Yankee Cable Acquisition, LLC, Term Loan B1	6.50%	08/26/16	2,097	2,068,392

				34,117,957

Chemicals & Plastics—2.66%
Houghton International, Inc., Term Loan B	6.75%	01/29/16	2,307	2,303,141
Metokote Corp., Term Loan Refinance	8.75%	11/27/13	4,928	4,909,472
Momentive Specialty Chemicals, Inc.,
Extended Term Loan C1	4.00%	05/05/15	1,471	1,397,284
Extended Term Loan C2	4.13%	05/05/15	721	684,676
Extended Term Loan C4	4.19%	05/05/15	1,932	1,835,331
Extended Term Loan C5	4.00%	05/05/15	1,845	1,760,509
OM Group, Inc., Term Loan B	5.75%	08/02/17	560	555,460
OMNOVA Solutions, Inc., Term Loan B	5.75%	05/31/17	2,411	2,368,806
Phillips Plastics Corp., Term Loan	7.25%	02/10/17	706	701,088
Potters Industries, First Lien Term Loan	6.00%	05/05/17	1,656	1,647,229
PQ Corp., Term Loan B	3.64%	07/30/14	3,362	3,168,514
Univar Inc., Term Loan B	5.00%	06/30/17	723	700,402

				22,031,912

Clothing & Textiles—0.55%
Levi Strauss & Co., Term Loan	2.51%	03/27/14	4,300	4,192,500
Warnaco, Inc., Term Loan	3.75%	06/15/18	325	321,701

				4,514,201

Conglomerates—0.87%
Goodman Global Holdings, Inc.,
First Lien Term Loan	5.75%	10/28/16	4,291	4,294,458
Second Lien Term Loan	9.00%	10/30/17	457	460,009
RGIS Holdings LLC,
Delayed Draw Term Loan (Acquired 09/12/07; Cost $120,304)	2.87%	04/30/14	120	115,793
Term Loan B (Acquired 06/05/07; Cost $2,406,096)	2.87%	04/30/14	2,406	2,315,867

				7,186,127

Containers & Glass Products—4.92%
Anchor Glass Container Corp.,
First Lien Term Loan	6.00%	03/02/16	1,459	1,454,406
Second Lien Term Loan	10.00%	09/02/16	1,425	1,420,248
Berlin Packaging LLC, Term Loan	3.34%	08/17/14	3,371	3,236,316
BWAY Corp.,
Canadian Term Loan C	4.50%	02/23/18	44	42,916
Term Loan B	4.50%	02/23/18	473	465,551
Exopack, LLC, Term Loan	6.50%	05/31/17	3,860	3,739,385
Pertus Sechszehnte GmbH (Germany),
Term Loan B2	2.62%	06/12/15	2,022	1,573,212
Term Loan C2	3.01%	06/13/16	2,022	1,583,325
Ranpak Corp., Term Loan	4.75%	04/20/17	605	585,310
Reynolds Group Holdings Inc.,
Tranche B Term Loan	6.50%	02/09/18	2,047	2,019,484
Tranche C Term Loan	6.50%	08/09/18	17,005	16,762,240
Sealed Air Corp., Term Loan B	4.75%	10/03/18	1,303	1,316,663
TricorBraun, Inc., Term Loan B	2.50%	07/31/13	6,673	6,489,802

				40,688,858

Cosmetics & Toiletries—1.81%
Huish Detergents, Inc., Term Loan B	2.26%	04/25/14	5,258	4,705,687
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Cosmetics & Toiletries—(continued)
KIK Custom Products, Inc.,
Canadian Term Loan	2.50%	06/02/14	$391	$332,729
First Lien Term Loan	2.50%	06/02/14	2,278	1,940,923
Second Lien Term Loan	5.25%	11/28/14	4,000	2,480,000
Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 01/14/05-02/04/11; Cost $7,960,811) (c)(i)	7.00%	02/19/15	2,061	1,875,902
Prestige Brands, Inc., Term Loan B	4.78%	03/24/16	1,469	1,472,903
Revlon Consumer Products Corp., Term Loan B	4.75%	11/17/17	2,144	2,127,650

				14,935,794

Drugs—3.50%
Grifols Inc., Term Loan B	6.00%	06/01/17	6,863	6,862,206
Harlan Sprague Dawley, Inc., Term Loan B	3.89%	07/11/14	2,245	1,914,681
IMS Health, Inc., Term Loan B	4.50%	08/25/17	2,410	2,409,078
Medpace, Inc., Term Loan (Acquired 06/21/11; Cost $2,689,744)	6.50%	06/16/17	2,728	2,618,800
Quintiles Transnational Corp., Term Loan B	5.00%	06/08/18	4,524	4,416,070
RPI Finance Trust, Tranche 2 Term Loan	4.00%	05/09/18	4,803	4,787,331
Warner Chilcott Co., LLC, Term Loan B2	4.25%	03/15/18	1,384	1,366,267
Warner Chilcott Corp., Term Loan B1	4.25%	03/15/18	2,769	2,732,534
WC Luxco S.a.r.l., Term Loan B3	4.25%	03/15/18	1,903	1,878,617

				28,985,584

Ecological Services & Equipment—1.27%
Environmental Systems Products Holdings, Inc.,
PIK Jr. Unsec. Loan (Acquired 06/10/08-09/30/10; Cost $290,174) (c)	18.00%	03/31/15	372	371,761
Second Lien Term Loan (Acquired 09/12/07-01/12/10; Cost $1,079,717)	13.50%	09/12/14	1,110	1,110,307
ServiceMaster Co.,
Delayed Draw Term Loan	2.76%	07/24/14	719	683,969
Term Loan	2.77%	07/24/14	7,219	6,868,188
Synagro Technologies, Inc.,
Second Lien Term Loan	5.00%	10/02/14	900	719,100
Term Loan B	2.25%	04/02/14	906	776,047

				10,529,372

Electronics & Electrical—3.16%
Aeroflex Inc., Term Loan B	4.25%	05/09/18	535	510,301
Bentley Systems, Inc., Term Loan B	5.75%	02/10/17	1,122	1,116,676
Blackboard, Inc., Term Loan B	7.50%	10/04/18	3,762	3,593,157
Butterfly Wendel U.S., Inc.,
Term Loan B2	3.44%	06/23/14	694	661,474
Term Loan C2	4.19%	06/22/15	693	664,727
CommScope, Inc., Term Loan B	5.00%	01/14/18	1,663	1,659,315
Datatel, Inc., Extended First Lien Term Loan	5.00%	02/20/17	958	948,269
DEI Sales, Inc., Term Loan B	7.00%	07/13/17	2,160	2,123,600
DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	1,942	1,939,947
Freescale Semiconductor, Inc., Extended Term Loan B	4.50%	12/01/16	2,565	2,433,765
Microsemi Corp., Term Loan B	5.75%	02/02/18	944	945,295
Open Solutions, Inc., Term Loan B	2.55%	01/23/14	6,675	5,744,412
Proquest-CSA LLC, Term Loan	3.82%	02/07/14	1,626	1,548,805
Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	2,243	2,243,495

				26,133,238

Equipment Leasing—0.26%
BakerCorp International, Inc., Term Loan B	5.00%	06/01/18	2,168	2,150,738

Farming & Agriculture—0.61%
Wm. Bolthouse Farms, Inc.,
First Lien Term Loan	5.50%	02/11/16	3,310	3,304,265
Second Lien Term Loan	9.50%	08/11/16	1,773	1,763,864

				5,068,129

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Financial Intermediaries—3.02%
Fidelity National Information Solutions, Inc., Term Loan B	5.25%	07/18/16	$4,017	$4,038,492
Grosvenor Capital Management Holdings, LLLP, Extended Term Loan C	4.25%	12/05/16	3,384	3,256,871
Nuveen Investments, Inc.,
Extended Term Loan	5.90%	05/12/17	6,829	6,500,929
First Lien Term Loan	3.39%	11/13/14	1,795	1,703,831
RJO Holdings Corp.,
FCM Term Loan	6.26%	12/10/15	74	66,090
HoldCo Term Loan B	7.01%	12/10/15	2,916	2,187,235
Trans Union, LLC, Term Loan B	4.75%	02/12/18	1,441	1,438,271
Transfirst Holdings, Inc.,
PIK Second Lien Term Loan (c)	6.26%	06/15/15	3,567	3,146,088
Term Loan B	3.01%	06/15/14	2,872	2,640,690

				24,978,497

Food & Drug Retailers—2.69%
General Nutrition Centers, Inc., Term Loan B	4.25%	03/02/18	1,264	1,240,635
NBTY, Inc., Term Loan B	4.25%	10/02/17	1,512	1,494,392
Pantry, Inc. (The),
Delayed Draw Term Loan B	2.01%	05/15/14	98	95,423
Term Loan B	2.01%	05/15/14	340	331,385
Rite Aid Corp.,
Term Loan B	2.01%	06/04/14	4,203	3,976,035
Tranche 5	4.50%	03/02/18	3,530	3,344,862
Roundy’s Supermarkets, Inc., Extended Term Loan	7.00%	11/03/13	6,548	6,508,044
Supervalu Inc., Term Loan B3	4.50%	04/28/18	5,452	5,293,524

				22,284,300

Food Products—3.54%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18	879	842,328
Dean Foods Co.,
Extended Term Loan B1	3.37%	04/02/16	497	485,278
Extended Term Loan B2	3.53%	04/02/17	136	133,747
Del Monte Foods Co., Term Loan	4.50%	03/08/18	7,982	7,581,067
Dole Food Co., Inc.,
Tranche B2	5.05%	07/06/18	2,363	2,354,907
Tranche C2	5.03%	07/06/18	4,388	4,373,399
Farley’s & Sathers Candy Co., Inc., Term Loan B	6.50%	03/30/18	2,246	2,206,997
JBS USA Holdings Inc., Term Loan	4.25%	05/25/18	3,694	3,629,676
Pierre Foods, Inc.,
First Lien Term Loan	7.00%	09/30/16	5,827	5,810,062
Second Lien Term Loan	11.25%	09/29/17	578	576,578
Pinnacle Foods Holdings Corp., Tranche D Term Loan	6.00%	04/02/14	1,260	1,264,580

				29,258,619

Food Service—1.33%
Burger King Corp., Term Loan B	4.50%	10/19/16	5,261	5,217,873
Darling International, Inc., Term Loan	5.75%	12/16/16	209	210,021
NPC International, Inc., Term Loan B	2.01%	05/03/13	3,331	3,318,078
OSI Restaurant Partners, LLC,
Revolver Loan	0.99%	06/14/13	210	200,053
Term Loan B	2.58%	06/14/14	2,150	2,050,899

				10,996,924

Forest Products—0.99%
Ainsworth Lumber Co., Ltd., Term Loan	5.31%	06/26/14	2,400	2,026,512
Cenveo Corp., Term Loan B	6.25%	12/21/16	5,230	5,166,989
Verso Paper Holding LLC, PIK Term Loan (Acquired 04/29/08-11/03/11; Cost $444,937) (c)	6.83%	02/01/13	465	244,291
Xerium Technologies, Inc., Term Loan B	5.50%	05/22/17	762	757,243

				8,195,035

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Health Care—6.94%
Alere, Inc., Term Loan B	4.50%	06/30/17	$3,416	$3,344,977
CareStream Health, Inc., Term Loan B	5.00%	02/25/17	6,830	6,075,812
Community Health Systems, Inc., Extended Term Loan B	3.95%	01/25/17	8,212	7,959,714
DJO Finance LLC, Term Loan B	3.26%	05/20/14	2,142	2,073,381
Drumm Investors, LLC, Term Loan	5.00%	05/04/18	3,838	3,343,983
Genoa Healthcare Group, LLC,
Second Lien Term Loan (Acquired 06/08/11; Cost $755,218)	11.50%	02/10/13	779	564,824
Term Loan B	6.25%	08/10/12	281	263,863
Gentiva Health Services, Inc., Term Loan B	4.75%	08/17/16	514	453,558
HCA, Inc.,
Extended Term Loan A2	2.87%	05/01/16	2,468	2,336,964
Extended Term Loan B2	3.62%	03/31/17	540	513,865
Extended Term Loan B3	3.62%	05/01/18	3,984	3,782,468
HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	3,392	3,047,277
Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	928	926,338
Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18	902	837,576
Kinetic Concepts, Inc., Term Loan B	7.00%	05/04/18	7,498	7,550,274
Sun Healthcare Group Inc., Term Loan B	7.50%	10/15/16	2,203	1,667,518
Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17	1,641	1,558,850
Surgical Care Affiliates, Inc. Extended Term Loan (Acquired 06/30/11; Cost $9,770,958)	4.37%	12/29/17	10,029	9,076,381
TriZetto Group, Inc. (The), Term Loan B	4.75%	05/02/18	10	9,477
United Surgical Partners, International Inc., Term Loan B	2.26%	04/18/14	2,042	1,986,122

				57,373,221

Home Furnishings—0.93%
Brown Jordan International, Inc., Term Loan	6.26%	04/30/12	539	537,440
Hunter Fan Co.,
Second Lien Term Loan	7.01%	10/16/14	1,000	817,500
Term Loan	2.76%	04/16/14	850	781,991
Mattress Holdings Corp., Term Loan B	2.62%	01/17/14	941	901,784
National Bedding Co. LLC, Second Lien Term Loan (Acquired 09/26/05-11/22/05; Cost $3,453,493)	5.50%	02/28/14	3,408	3,331,790
Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	1,407	1,364,350

				7,734,855

Industrial Equipment—0.97%
Husky Injection Molding Systems Ltd., Term Loan B	6.50%	06/30/18	838	832,869
Manitowoc Co., Inc. (The), Term Loan B	4.25%	11/13/17	665	659,667
Mold-Masters (2007) Ltd. (Canada), Mold Masters Term Loan	3.94%	10/10/14	2,649	2,564,521
Terex Corp., Term Loan B	5.50%	04/28/17	1,087	1,088,274
Unifrax Corp., Term Loan	7.00%	11/28/18	2,903	2,906,204

				8,051,535

Insurance—1.44%
Alliant Holdings I, Inc.,
Term Loan B	3.37%	08/21/14	1,688	1,654,281
Term Loan D	6.75%	08/21/14	1,024	1,024,149
HMSC Corp., Second Lien Term Loan	5.76%	10/03/14	675	396,562
Sedgwick CMS Holdings, Inc.,
Second Lien Term Loan	9.00%	05/26/17	2,700	2,673,000
Term Loan	5.00%	12/30/16	3,909	3,874,878
USI Holdings Corp., Term Loan	2.76%	05/05/14	2,400	2,306,478

				11,929,348

Leisure Goods, Activities & Movies—2.33%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	1,093	1,053,294
Alpha D2 Ltd. (United Kingdom),
Second Lien Term Loan	3.90%	06/30/14	1,350	1,244,153
Term Loan B	2.53%	12/31/13	4,117	3,905,206
Term Loan B2	2.53%	12/31/13	2,617	2,482,764
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Leisure Goods, Activities & Movies—(continued)
Bombardier Recreational Products, Inc. (Canada), Term Loan	2.90%	06/28/13	$30	$28,647
Fender Musical Instruments Corp.,
Delayed Draw Term Loan	2.51%	06/09/14	1,142	1,056,291
Term Loan B	2.51%	06/09/14	2,260	2,090,701
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,041	1,022,342
Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	2,028	2,017,142
Regal Cinemas, Inc., Term Loan B	3.37%	08/23/17	748	741,723
Sabre, Inc., Term Loan B	2.31%	09/30/14	2,366	1,961,208
SRAM, LLC, Term Loan B	4.76%	06/07/18	1,699	1,677,759

				19,281,230

Lodging & Casinos—6.16%
Boyd Gaming Corp.,
Extended Revolver Loan †	—	12/17/15	3,874	3,447,533
Incremental Term Loan	6.00%	12/17/15	967	958,085
Term Loan	3.76%	12/17/15	1,917	1,812,053
Caesars Entertainment Operating Co.,
Term Loan B1	3.42%	01/28/15	9,063	7,774,763
Term Loan B2	3.36%	01/28/15	1,000	857,815
Term Loan B3	3.42%	01/28/15	10,158	8,713,875
Cannery Casino Resorts, LLC,
Delayed Draw Term Loan	4.51%	05/20/13	2,666	2,447,150
Revolver Loan (Acquired 10/14/08-05/27/10; Cost $668,182) (h)	3.06%	05/18/12	668	608,046
Second Lien Term Loan	4.51%	05/16/14	500	440,000
Term Loan B	4.51%	05/17/13	3,224	2,958,917
CCM Merger, Inc., Term Loan B	7.00%	03/01/17	3,810	3,796,033
Chester Downs & Marina LLC,
Incremental Term Loan	12.38%	07/29/16	302	303,164
Term Loan	12.38%	07/29/16	1,971	1,981,222
Golden Nugget, Inc.,
PIK Delayed Draw Term Loan (c)	3.26%	06/30/14	1,262	1,020,916
PIK Term Loan B (c)	3.26%	06/30/14	2,217	1,793,478
Isle of Capri Casinos, Inc., Term Loan B	4.75%	11/01/13	1,753	1,746,265
Las Vegas Sands LLC,
Extended Delayed Draw Term Loan 2	2.84%	11/23/15	997	958,299
Extended Term Loan B	2.84%	11/23/16	1,258	1,209,872
Magnolia Hill, LLC,
Delayed Draw Term Loan (Acquired 11/04/08-03/14/11; Cost $1,050,390)	3.50%	10/30/13	1,050	919,091
Term Loan (Acquired 10/31/07; Cost $2,989,570)	3.51%	10/30/13	2,990	2,615,874
Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	4,627	4,589,284

				50,951,735

Oil & Gas—2.55%
Big West Oil, LLC, Term Loan	7.00%	03/31/16	283	284,752
Buffalo Gulf Coast Terminals LLC, Term Loan B (Acquired 10/31/11; Cost $1,760,263)	7.50%	10/31/17	1,796	1,804,756
CCS Corp. (Canada), Term Loan B	3.37%	11/14/14	2,086	1,914,462
Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15	1,174	1,178,260
Glenn Pool Oil & Gas Trust, Term Loan (Acquired 06/08/11; Cost $1,762,472)	4.50%	05/02/16	1,762	1,758,066
Obsidian Natural Gas Trust, Term Loan	7.00%	11/02/15	2,897	2,904,671
RAM Energy Resources, Inc., Second Lien Term Loan (Acquired 03/15/11; Cost $2,706,814)	11.00%	09/13/16	2,755	2,740,978
SemGroup Corp., Term Loan B	5.75%	06/15/18	2,044	2,039,061
Western Refining, Inc., Term Loan B	7.50%	03/15/17	4,177	4,218,883
Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	2,245	2,233,748

				21,077,637

Publishing—4.35%
Cengage Learning Acquisitions, Inc., Tranche 1 Incremental Loan	7.50%	07/03/14	1,955	1,822,614
Clarke American Corp., Term Loan B	2.78%	06/30/14	4,037	3,422,650
Cygnus Business Media, Inc., PIK Term Loan (Acquired 07/19/04; Cost $3,834,845) (c)(i)	9.75%	06/30/13	3,876	1,744,044
Endurance Business Media, Inc., First Lien Term Loan (Acquired 12/14/10; Cost $6,467,378) (i)	6.50%	12/15/14	4,930	1,479,014
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Publishing—(continued)
F&W Media, Inc., Term Loan (Acquired 06/09/10; Cost $6,211,492)	7.75%	06/09/14	$2,957	$2,394,990
Gatehouse Media Operating, Inc.,
Delayed Draw Term Loan	2.26%	08/28/14	587	135,037
Term Loan B	2.26%	08/28/14	963	221,444
Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 05/18/07; Cost $463,261)	3.73%	04/14/14	463	423,883
Second Lien Term Loan (Acquired 05/18/07; Cost $1,010,000)	7.47%	04/13/15	1,000	800,000
MC Communications, LLC, PIK Term Loan (c)	6.75%	12/31/12	1,213	197,157
Medianews Group, Term Loan	8.50%	03/19/14	2,267	2,151,822
Merrill Communications, LLC,
PIK Second Lien Term Loan (c)	13.76%	11/15/13	2,772	2,619,236
Term Loan	7.50%	12/24/12	775	749,043
Network Communications, Inc., Term Loan (Acquired 08/08/07; Cost $3,199,023)	5.51%	11/29/13	3,199	2,223,321
Newsday LLC, Term Loan	6.65%	08/01/13	2,333	2,359,583
Tribune Co., Term Loan B (d)(e)	5.25%	06/04/14	20,720	12,787,680
Yell Group PLC (United Kingdom), Tranche A3 Term Loan	3.76%	04/30/14	1,509	442,626

				35,974,144

Radio & Television—6.79%
Barrington Broadcasting Group LLC, Term Loan	4.50%	08/12/13	764	736,338
Clear Channel Communication,
Term Loan A	3.70%	07/29/14	4,688	4,043,558
Term Loan B	3.91%	01/28/16	14,002	10,486,647
CMP KC LLC, Term Loan (Acquired 05/24/06-12/31/09; Cost $7,840,813) (d)	6.25%	10/03/12	7,826	978,234
Foxco Acquisition Sub, LLC, Term Loan B	4.75%	07/14/15	1,824	1,776,938
Harron Communications Corp., Term Loan B	5.25%	10/06/17	2,525	2,494,718
High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16	918	912,054
Intelsat Jackson Holdings S.A., Tranche B Term Loan	5.25%	04/02/18	7,684	7,613,800
Multicultural Radio Broadcasting, Inc.,
Second Lien Term Loan	6.01%	06/18/13	2,025	1,604,812
Term Loan	3.01%	12/18/12	1,349	1,202,312
Newport Television LLC, Term Loan B	9.00%	09/14/16	3,425	3,403,338
Raycom TV Broadcasting, Inc., Term Loan B	4.50%	05/31/17	2,344	2,250,526
Univision Communications Inc., Extended Term Loan	4.51%	03/31/17	20,768	18,671,490

				56,174,765

Retailers (except Food & Drug)—1.83%
AMSCAN Holdings, Inc., Term Loan B	6.75%	12/04/17	4,502	4,491,827
Claire’s Stores, Inc., Term Loan B	3.04%	05/29/14	818	705,536
Educate, Inc., Term Loan (Acquired 06/27/07; Cost $246,667)	8.52%	06/16/14	247	245,433
Guitar Center Inc., Extended Term Loan	5.62%	04/10/17	3,699	3,271,578
Gymboree Corp., Term Loan	5.00%	02/23/18	54	48,309
J. Crew Group, Inc., Term Loan B	4.75%	03/07/18	4,340	4,008,989
Michaels Stores, Inc., Term Loan B2	4.91%	07/31/16	2,422	2,366,074

				15,137,747

Steel—0.12%
JMC Steel Group, Inc., Term Loan	4.75%	04/03/17	995	993,007

Surface Transport—1.23%
Avis Budget Car Rental, LLC, Incremental Term Loan	6.25%	09/21/18	2,822	2,837,395
Cardinal Logistics, PIK First Lien Term Loan (Acquired 04/16/07-10-31-11; Cost $790,677) (c)	12.50%	09/23/13	792	554,206
JHCI Acquisition, Inc., First Lien Term Loan	2.76%	06/19/14	500	460,000
Kenan Advantage Group, Inc., Term Loan	4.50%	06/10/16	2,881	2,863,883
Swift Transportation Co. Inc., Term Loan B	6.00%	12/21/16	3,460	3,450,565

				10,166,049

Telecommunications—6.24%
Avaya, Inc., Extended Term Loan B3	5.01%	10/26/17	933	827,641
Cellular South, Inc., Term Loan B	4.50%	07/27/17	2,330	2,303,477
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Telecommunications—(continued)
Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16	$8,410	$6,700,989
Global Tel*Link Corp., Term Loan B	5.00%	11/10/16	3,194	3,181,773
Integra Telecom Inc., Term Loan B	9.25%	04/15/15	1,049	926,167
Level 3 Financing Inc.,
Term Loan B2	5.75%	09/03/18	5,148	5,006,089
Term Loan B3	5.75%	08/31/18	3,470	3,374,876
Tranche A Term Loan	2.65%	03/13/14	4,525	4,266,238
MetroPCS Wireless, Inc., Term Loan B	4.03%	03/16/18	11,226	10,923,313
NATG Holdings, LLC,
Term Loan A (Acquired 02/03/03-12/14/05; Cost $1,966,305) (d)(e)(f)	6.75%	01/23/09	3,115	0
Term Loan B1 (Acquired 02/03/03-09/12/08; Cost $1,346,665) (d)(e)(f)	7.25%	01/23/10	2,308	0
NeuStar, Inc., Term Loan B	5.00%	11/08/18	2,311	2,316,210
NTELOS Inc., Term Loan B	4.00%	08/07/15	3,093	3,052,719
PAETEC Holding Corp., Term Loan	5.75%	05/31/18	1,094	1,088,460
Securus Technologies Holdings, Inc., Term Loan	5.25%	05/31/17	2,253	2,225,076
Syniverse Technologies, Inc., Term Loan B	5.25%	12/21/17	1,620	1,620,877
TowerCo Finance LLC, Term Loan B	5.25%	02/02/17	1,135	1,137,643
U.S. Telepacific Corp., Term Loan B	5.75%	02/23/17	998	949,362
West Corp., Term Loan B4	4.61%	07/15/16	1,750	1,739,972

				51,640,882

Utilities—5.66%
AES Corp., Term Loan	4.25%	06/01/18	4,494	4,457,436
BRSP, LLC, Term Loan B	7.50%	06/04/14	4,767	4,767,432
Calpine Corp., Term Loan	4.50%	04/02/18	4,783	4,651,810
FirstLight Power Resources, Inc.,
Second Lien Term Loan	4.81%	05/01/14	1,564	1,426,995
Term Loan B	2.81%	11/01/13	1,646	1,592,686
Great Point Power, LLC, Term Loan B1	4.25%	03/10/17	1,140	1,117,499
Longview Power LLC,
Extended Term Loan B	6.13%	10/31/17	2,427	2,117,267
Synthetic LOC	3.88%	02/28/14	373	338,800
Mach Gen, LLC, LOC	2.37%	02/22/13	187	169,943
NRG Energy, Inc., Term Loan B	4.00%	07/02/18	3,681	3,662,942
Primary Energy Operations LLC, Term Loan	6.50%	10/23/14	2,411	2,362,553
Star West Generation LLC, Term Loan B	6.00%	05/14/18	5,844	5,698,309
Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.75%	10/10/17	203	133,581
Non-Extended Term Loan	3.76%	10/10/14	14,027	10,239,688
TPF Generation Holdings LLC, Second Lien Term Loan C	4.62%	12/15/14	4,300	4,034,840

				46,771,781

Total Variable Rate Senior Loan Interests (Cost $952,489,223)				861,279,093

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

U.S. Dollar Denominated Bonds and Notes—6.58%
Air Transport—0.13%
Continental Airlines Inc. (j)	6.75%	09/15/15	$1,090	$1,092,725

Building & Development—0.06%
Realogy Corp. (j)	7.88%	02/15/19	542	457,990

Cable & Satellite Television—0.48%
AMC Networks Inc. (j)	7.75%	07/15/21	324	341,820
UPCB Finance V Ltd. (Cayman Islands) (j)	7.25%	11/15/21	3,784	3,656,001

				3,997,821

Chemicals & Plastics—0.20%
Lyondell Chemical Co.	11.00%	05/01/18	1,572	1,692,691

Containers & Glass Products—1.18%
Berry Plastics Corp. (k)	5.15%	02/15/15	5,447	5,372,104
Reynolds Group Holdings Ltd. (j)	7.88%	08/15/19	4,386	4,429,860

				9,801,964

Forest Products—0.45%
Verso Paper Holdings, LLC (k)	4.18%	08/01/14	1,500	975,000
Verso Paper Holdings, LLC	11.50%	07/01/14	2,623	2,714,805

				3,689,805

Health Care—0.85%
Apria Healthcare Group, Inc.	11.25%	11/01/14	6,167	6,135,833
HCA, Inc.	6.50%	02/15/20	865	862,838

				6,998,671

Home Furnishings—0.07%
Targus Group International, Inc., PIK (Acquired 12/16/09-12/14/10; Cost $1,845,387) (c)	10.00%	12/15/15	610	609,910

Surface Transport—0.14%
Avis Budget Car Rental LLC	7.75%	05/15/16	405	402,975
Avis Budget Car Rental LLC	9.63%	03/15/18	716	723,160

				1,126,135

Telecommunications—0.80%
Goodman Networks, Inc. (j)	12.13%	07/01/18	2,160	2,079,000
PAETEC Holding Corp.	8.88%	06/30/17	650	697,125
PAETEC Holding Corp.	9.88%	12/01/18	1,854	1,983,780
Windstream Corp. (j)	7.50%	06/01/22	1,962	1,868,805

				6,628,710

Utilities—2.22%
Calpine Corp. (j)	7.25%	10/15/17	2,906	2,956,855
Calpine Corp. (j)	7.50%	02/15/21	5,380	5,514,750
Calpine Corp. (j)	7.88%	01/15/23	4,561	4,720,747
NRG Energy, Inc. (j)	7.63%	05/15/19	5,389	5,146,495

				18,338,847

Total U.S. Dollar Denominated Bonds & Notes (Cost $55,880,229)				54,435,269

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Structured Products—2.12%
Apidos Quattro CDO (j)(k)	4.01%	01/20/19	$460	$278,162
Ares XI CLO, Ltd. (j)(k)	3.39%	10/11/21	816	530,400
Atrium IV CDO Corp. (j)	9.18%	06/08/19	460	409,400
Banc of America Large Loan Inc. (j)(k)	2.00%	11/15/15	10,576	9,359,315
Columbus Nova CLO Ltd. (j)(k)	4.06%	05/16/19	2,452	1,495,720
Flagship CLO VI (j)(k)	5.09%	06/10/21	1,294	815,078
Halcyon Loan Investors CLO II, Ltd. (j)(k)	4.02%	04/24/21	2,286	1,325,880
ING Investment Management CLO III, Ltd. (j)(k)	3.90%	12/13/20	1,339	816,790
Madison Park Funding IV Ltd. (j)(k)	3.96%	03/22/21	1,534	1,046,819
Pacifica CDO VI, Ltd. (j)(k)	4.21%	08/15/21	671	402,600
Sierra CLO II Ltd. (k)	3.92%	01/22/21	808	482,538
Silverado CLO 2006-II Ltd. (j)(k)	4.15%	10/16/20	976	588,040

Total Structured Products (Cost $19,697,522)				17,550,742

	Shares

Common Stocks & Other Equity Interests—1.52%
Aerospace & Defense—0.02%
IAP Worldwide Services, Inc.,
Series A, Wts. expiring 06/11/15 (Acquired 06/18/08; Cost $0) (l)	58,792	182,255
Series B, Wts. expiring 06/11/15 (Acquired 06/18/08; Cost $0) (l)	17,219	0
Series C, Wts. expiring 06/11/15 (Acquired 06/18/08; Cost $0) (l)	8,717	0

		182,255

Building & Development—0.35%
Axia Acquisition Corp. (j)(l)	397	992,450
Building Materials Holding Corp. (j)(l)	940,471	1,018,530
Lake at Las Vegas Joint Venture, LLC,
Class A (Acquired 07/15/10; Cost $7,938,060) (j)(l)	780	106,796
Class B (Acquired 07/15/10; Cost $93,975) (j)(l)	9	1,267
Class C, Wts. expiring 7/15/15 (Acquired 07/15/10; Cost $0) (j)(l)	39	0
Class D, Wts. expiring 7/15/15 (Acquired 07/15/10; Cost $0) (j)(l)	54	0
Class E, Wts. expiring 7/15/15 (Acquired 07/15/10; Cost $0) (j)(l)	60	0
Class F, Wts. expiring 7/15/15 (Acquired 07/15/10; Cost $0) (j)(l)	67	0
Class G, Wts. expiring 7/15/15 (Acquired 07/15/10; Cost $0) (j)(l)	76	0
Newhall Holding Co., LLC (j)(l)	280,899	323,034
WCI Communities, Inc. (j)(l)	4,504	450,400

		2,892,477

Chemicals & Plastics—0.20%
LyondellBasell Industries N.V., Class A (l)	49,995	1,633,337

Conglomerates—0.11%
Euramax International, Inc. (j)(l)	3,272	899,855

Cosmetics & Toiletries—0.24%
Marietta Intermediate Holding Corp. (Acquired 01/14/05; Cost $3,726,330) (i)(j)(l)	2,679,615	1,982,915
Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 07/25/06; Cost $0) (i)(j)(l)	519,444	0

		1,982,915

Ecological Services & Equipment—0.08%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0) (j)(l)	6,195	681,450

Financial Intermediaries—0.00%
RJO Holdings Corp.,
Class A (Acquired 01/13/11; Cost $0) (j)(l)	1,142	571
Class B (Acquired 01/13/11; Cost $0) (j)(l)	1,667	833
RTS Investor Corp. (Acquired 01/13/11; Cost $0) (j)(l)	1,482	14,816

		16,220

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

	Shares	Value

Home Furnishings—0.01%
Generation Brands LLC (j)(l)	7,523	$0
Targus Group International Inc. (Acquired 12/16/09; Cost $0) (j)(l)	22,469	64,486

		64,486

Leisure Goods, Activities & Movies—0.13%
MEGA Brands Inc. (j)(l)	21,810	187,746
New True Temper Holdings Corp. (Acquired 12/16/09; Cost $3,787,500) (j)(l)	107,143	882,859

		1,070,605

Lodging & Casinos—0.09%
Wembley, Inc.,
Class A (j)(l)	134,134	788,037
Class B (j)(l)	1,250	5,000

		793,037

Oil & Gas—0.09%
Vitruvian Exploration, LLC (j)(l)	26,740	715,295

Publishing—0.18%
Affiliated Media, Inc. (l)	81,915	1,351,599
Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,229,265) (i)(j)(l)	5,776	0
Endurance Business Media, Inc. (i)(j)(l)	10,092	100,922
F&W Media, Inc. (j)(l)	10,490	0
F&W Media, Inc., Wts. expiring 06/09/14 (j)(l)	1,874	0
MC Acquisition Corp. (Acquired 07/02/09; Cost $0) (j)(l)	222,056	0
SuperMedia, Inc. (l)	1,898	3,720

		1,456,241

Radio & Television—0.00%
Cumulus Media, Inc., Wts. expiring 06/29/19 (Acquired 01/14/10; Cost $0) (j)(l)	9,213	17,229

Telecommunications—0.01%
CTM Media Holdings, Inc., Class B (l)	2,544	5,342
IDT Corp., Class B (l)	7,632	99,216

		104,558

Utilities—0.01%
Genie Energy Ltd., Class B (l)	7,632	55,179

Total Common Stocks & Other Equity Interests (Cost $45,065,147)		12,565,139

Preferred Stocks—0.03%
Ecological Services & Equipment—0.03%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $35,450) (j)(l)	1,418	229,716

Financial Intermediaries—0.00%
RTS Investor Corp. (Acquired 01/13/11; Cost $0) (j)(l)	324	22,712

Total Preferred Stocks (Cost $35,450)		252,428

Time Deposits—1.40%
State Street Bank & Trust Co. ($11,568,596 par, 0.01% coupon, dated 11/30/11, to be sold on 12/01/11 at $11,568,599) (Cost $11,568,596)		11,568,596

TOTAL INVESTMENTS—115.76% (Cost $1,084,736,166)		957,651,267

BORROWINGS—(14.38)%		(119,000,000)

OTHER ASSETS LESS LIABILITIES—(1.38)%		(11,376,799)

NET ASSETS—100.00%		$827,274,468

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Investment Abbreviations:

CDO	— Collateralized Debt Obligation
CLO	— Collateralized Loan Obligation
Jr.	— Junior
LOC	— Letter of Credit
PIK	— Payment-in-Kind
Unsec.	— Unsecured
Wts.	— Warrants
Notes to Schedule of Investments:

(a)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended, and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)	Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.

(c)	All or a portion of this security is Payment-in-Kind.

(d)	Defaulted security. Currently, the issuer is in default with respect to interest payments. The value of this security at November 30, 2011 represented 1.91% of the Fund’s Net Assets.

(e)	The borrower has filed for protection in federal bankruptcy court.

(f)	This borrower is currently in liquidation.

(g)	The borrower is in the process of restructuring or amending the terms of this loan.

(h)	All or a portion of this holding is subject to unfunded loan commitments. See Note 5.

(i)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of November 30, 2011 was $7,182,797, which represented 0.87% of the Fund’s Net Assets. See Note 4.

(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2011 was $59,193,114, which represented 7.16% of the Fund’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2011.

(l)	Non-income producing securities acquired through the restructuring of senior loans.

†	This floating rate interest will settle after November 30, 2011, at which time the interest rate will be determined.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Notes to Quarterly Schedule of Portfolio Holdings
November 30, 2011
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Invesco Van Kampen Senior Loan Fund

A.	Security Valuations — (continued)

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes
Invesco Van Kampen Senior Loan Fund

E.	Foreign Currency Translations — (continued)

recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

F.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
Invesco Van Kampen Senior Loan Fund

G.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

H.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

I.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

J.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Invesco Van Kampen Senior Loan Fund

NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
     The following is a summary of the tiered valuation input levels, as of November 30, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
     During the nine months ended November 30, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$861,177,829	$101,264	$861,279,093
Bonds & Notes & Structured Products	—	71,376,101	609,910	71,986,011
Equity Securities	1,984,541	6,701,282	4,131,744	12,817,567
Time Deposits	—	11,568,596	—	11,568,596

	$1,984,541	$950,823,808	$4,842,918	$957,651,267

Swap Agreements*	—	(101,451)	—	(101,451)
Unfunded Commitments*	—	(5,090,289)	—	(5,090,289)

Total Investments	$1,984,541	$945,632,068	$4,842,918	$952,459,527

*	Unrealized appreciation (depreciation).
NOTE 3 — Derivative Investments
Open Credit Default Swap Agreements

								Value
					Implied	Notional		Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Credit	Amount	Upfront	Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Payments	(Depreciation)

Goldman Sachs International	Texas Competitive Electric Holdings Co. LLC	Sell	5.000%	03/20/12	11.97%	$5,000	$112,500	$(101,451)

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
Invesco Van Kampen Senior Loan Fund

NOTE 4 — Investments in Other Affiliates
The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the nine months ended November 30, 2011.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	02/28/11	at Cost	from Sales	Appreciation	(Loss)	11/30/11	Income

Cygnus Business Media, Inc., PIK Term Loan	$1,748,505	$—	$(29,741)	$24,890	$390	$1,744,044	$253,411
Endurance Business Media, Inc., First Lien Term Loan	1,483,064	—	(40,495)	49,073	(12,628)	1,479,014	299,525
Endurance Business Media, Inc., Common Shares	100,922	—	—	—	—	100,922	—
Marietta Intermediate Holding Corp., PIK Term Loan B	1,834,674	—	—	41,228	—	1,875,902	120,257
Marietta Intermediate Holding Corp., Common Shares	1,982,915	—	—	—	—	1,982,915	—

Total	$7,150,080	$—	$(70,236)	$115,191	(12,238)	$7,182,797	$673,193

NOTE 5 — Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of November 30, 2011. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

			Unrealized
		Unfunded	Appreciation
Description	Type	Commitment	(Depreciation)

Axia Acquisition Corp.	Revolver Loan	$1,374,671	$(171,834)
Bright Horizons Family Solutions, Inc.	Revolver Loan	5,504,000	(254,670)
Cannery Casino Resorts, LLC	Revolver Loan	445,454	(40,091)
Catalent Pharma Solutions	Revolver Loan	2,500,000	(185,475)
Delta Air Lines, Inc.	Revolver Loan	2,500,000	(160,000)
Education Management LLC	Extended Revolver Loan	2,000,000	(226,470)
GateHouse Media Operating, Inc.	Revolver Loan	1,500,000	(225,000)
General Motors Holdings	Revolver Loan	9,300,900	(1,209,117)
Graphic Packaging International, Inc.	Revolver Loan	5,000,000	(200,000)
Hunter Fan Co.	Revolver Loan 2	3,541,667	(460,417)
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	31,759	(318)
Lake at Las Vegas Joint Venture, LLC	Term Loan	42,520	28
Pinnacle Foods Holdings Corp.	Revolver Loan	7,000,000	(560,000)
Surgical Care Affiliates, Inc.	Extended Revolver Loan	3,000,000	(450,000)
TricorBraun, Inc.	Revolver Loan	2,500,000	(146,925)
USI Holdings Corp.	Revolver Loan	6,666,667	(800,000)

Total		$52,907,638	$(5,090,289)

Invesco Van Kampen Senior Loan Fund

NOTE 6 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the nine months ended November 30, 2011 was $743,405,569 and $955,108,798, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$14,707,102

Aggregate unrealized (depreciation) of investment securities	(169,582,103)

Net unrealized appreciation (depreciation) of investment securities	$(154,875,001)

Cost of investments for tax purposes is $1,112,526,268.
NOTE 7 — Proposed Reorganization
The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco Van Kampen Senior Loan Fund (the “Fund”) would acquire all of the assets and liabilities of Invesco Prime Income Trust (the “Target Fund”) in exchange for shares of the Fund.
     The Target Fund’s shareholders approved the Agreement on October 19, 2011 and the reorganization was consummated on December 19, 2011. Upon closing of the reorganization, shareholders of the Target Fund received a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund liquidated and ceased operations.
Invesco Van Kampen Senior Loan Fund

Item 2. Controls and Procedures.
(a)	As of December 15, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant:  Invesco Van Kampen Senior Loan Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer
Date: January 27, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer
Date: January 27, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: January 27, 2012

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.